                                    Exhibit A

     i.) individually.

     ii.) Trustee.
     James Ratner Revocable Trust dated 12/04/1981

     Max Ratner 1986 Family Trust fbo Daniel G. Ratner

     Max Ratner 1988 Grandchildren's Trust fbo Daniel G. Ratner

     Max Ratner 1986 Family Trust fbo Austin Ratner
     Max Ratner 1999 Irrevocable Trust fbo Daniel G. Ratner

     Albert B. Ratner 1986 Grandchildren's Trust Agreement dated December 29,
     1986 FBO David Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Emily Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Anna Salzberg

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Eric Salzberg

     Charles Ratner Revocable Trust Agreement dated July 17, 1981, as amended and restated

     Charles Ratner Trust Agreement dated December 5, 1983 FBO Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Rachel Ratner

->   Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

     Max Ratner 1986 Family Trust Agreement dated December 18,1986 FBO
     Jonathan Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Adam
     Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E.Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Daniel E. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988
     FBO Daniel E. Ratner

     Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

     Stacy Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Stacy
     Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO Stacy
     Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Stacy
     Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     iii.) Trust Advisor.
                 Austin G. Ratner 1992 Trust

                 Daniel G. Ratner 1993 Trust